EXHIBIT 10.29

PROMISSORY NOTE

$25,000,000.00	January 5, 2007

FOR VALUE RECEIVED, Husker Ag, LLC (“Borrower”), promises to pay to the order of Union Bank and Trust Company (“Union Bank”) at its office at 4732 Calvert Street, Lincoln, NE 68506 or such other place as Union Bank shall direct in writing, the principal sum of Twenty-Five Million Dollars ($25,000,000.00) or, if less, the amount outstanding under this Note for advances pursuant to the Credit Agreement dated as of January 5, 2007 by and between Borrower and Union Bank (as it may be amended from time to time in the future), the (“Credit Agreement”). This Note is issued and delivered to Borrower pursuant to the Credit Agreement.

The unpaid balance of this Note, from time to time outstanding, shall bear interest as set forth in the Credit Agreement. The initial interest rate on this Note shall be 8.32% per annum. Principal and interest shall be payable as provided in the Credit Agreement. The amount of each principal and interest payment shall be determined as provided in the Credit Agreement. The terms of the Credit Agreement are incorporated as part of the terms of this Note.

This Note is secured by a Deed of Trust dated February 22, 2005 as amended by amendment dated January 5, 2007 and a security interest in personal property as referred to in the Credit Agreement. An “Event of Default” and Union Bank’s remedies upon an Event of Default for this Note shall be as set forth in the Credit Agreement. In addition, Union Bank or the holder of this Note shall have the right to recover all costs of collection, including attorneys’ fees as provided in the Credit Agreement.

Borrower and any endorser, guarantor, surety or assignor hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor and nonpayment of this Note, and all defenses on the ground of delay, suretyship, impairment of collateral or of extension of time at or after maturity for the payment of this Note.

HUSKER AG, LLC

By:	/s/ Mike Kinney
Mike Kinney, Chairman

By:	/s/ Kent Friedrich
Kent Friedrich, Vice Chairman

By:
Leonard Wostrel, Secretary

By:	/s/ Robert Brummels
Robert Brummels, Treasurer

PROMISSORY NOTE

$25,000,000.00	January 5, 2007

FOR VALUE RECEIVED, Husker Ag, LLC (“Borrower”), promises to pay to the order of Union Bank and Trust Company (“Union Bank”) at its office at 4732 Calvert Street, Lincoln, NE 68506 or such other place as Union Bank shall direct in writing, the principal sum of Twenty-Five Million Dollars ($25,000,000.00) or, if less, the amount outstanding under this Note for advances pursuant to the Credit Agreement dated as of January 5, 2007 by and between Borrower and Union Bank (as it may be amended from time to time in the future), the (“Credit Agreement”). This Note is issued and delivered to Borrower pursuant to the Credit Agreement.

The unpaid balance of this Note, from time to time outstanding, shall bear interest as set forth in the Credit Agreement. The initial interest rate on this Note shall be 8.32% per annum. Principal and interest shall be payable as provided in the Credit Agreement. The amount of each principal and interest payment shall be determined as provided in the Credit Agreement. The terms of the Credit Agreement are incorporated as part of the terms of this Note.

This Note is secured by a Deed of Trust dated February 22, 2005 as amended by amendment dated January 5, 2007 and a security interest in personal property as referred to in the Credit Agreement. An “Event of Default” and Union Bank’s remedies upon an Event of Default for this Note shall be as set forth in the Credit Agreement. In addition, Union Bank or the holder of this Note shall have the right to recover all costs of collection, including attorneys’ fees as provided in the Credit Agreement.

Borrower and any endorser, guarantor, surety or assignor hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor and nonpayment of this Note, and all defenses on the ground of delay, suretyship, impairment of collateral or of extension of time at or after maturity for the payment of this Note.

HUSKER AG, LLC

By:
Mike Kinney, Chairman

By:
Kent Friedrich, Vice Chairman

By:	/s/ Leonard Wostrel
Leonard Wostrel, Secretary

By:
Robert Brummels, Treasurer